BLACKBOARD TRANSACTION SYSTEM(TM) BUILDING BLOCKS DEVELOPER'S LICENSE AGREEMENT
                         (TRANSACTION INTEGRATION AGENT)

THIS AGREEMENT is made and entered into as of _____________, 2004 (the "Effective Date"), by and between Blackboard Inc., a Delaware corporation having an address at 1899 L Street, NW, 5th Floor, Washington, DC 20036 ("Blackboard"), and Sequiam having an address at 300 Sunport Lane, Orlando, FL 32809 (the "Developer"), (Blackboard and Developer, each a "Party" and together, the "Parties").

EXPLANATORY STATEMENT

Blackboard has developed the Blackboard Transaction System(TM) software to enable institutions to provide networked vending, commerce and access for their users through cards and computers.

Developer agrees that it is entering into this Agreement to initiate efforts towards developing an Integration Agent (as defined below) which provides a value added benefit to Blackboard's software, platform or end-user experience (the "Purpose"). Any effort that is not compatible with the foregoing will be considered a violation of this Agreement. In connection with the Purpose, Developer will receive access from Blackboard to a secure website that shall include, among other features, online forums and user groups (the "Developer's Network"). Developer agrees to abide by all applicable laws in connection with its participation on such website and in online forums and user groups.

Developer desires to participate as a Blackboard Building Blocks Developer on the terms and conditions contained herein.

NOW, THEREFORE, in consideration of the following mutual covenants and agreements and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1     DEFINITIONS

1.1     "Agreement" means this Agreement and the Exhibits attached hereto, as
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the same may be amended from time to time.
1.2     "Blackboard Enabled" means a third party product or service that has an
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Integration Agent which allows it to integrate into a Customer's Software installation and which has passed compatibility testing conducted by Blackboard or a third party designated by Blackboard.
1.3     "Confidential Information" means any non-public information about a
         ------------------------
Party, including, without limitation, the Party's business, vendors, customers, products, services, employees, finances, costs, expenses, financial or competitive condition, policies, and practices, computer software programs and programming tools and their respective design, architecture, modules, interfaces, databases and database structures, nonliteral elements, capabilities and functionality, source code and object code, research and development efforts, marketing and distribution efforts, licensing, cross-licensing, marketing and distribution practices; computer software programs and other information licensed or otherwise disclosed to a Party in confidence by a third party, and any other non-public information that does or may have economic value by reason of not being generally known.
1.4     "Customers" means those persons, organizations or entities that have
         ---------
licensed from Blackboard one or more components of the Software.
1.5     "Derivative Work(s)" means a work which is based upon, refers to or
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makes use of one or more preexisting works, in part or in whole, such as a revision, modification, translation, abridgement, condensation, expansion, or any other form in which the preexisting work may be recast, transformed, or adapted, and which, if prepared without authorization of the owner of the preexisting work, would constitute a copyright infringement.
1.6     "Developer's Network Information" means the sample software code
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developed by Blackboard pursuant to the Developer's Network, related documentation and other proprietary information made available to Developer as a result of this Agreement.
1.8     "Integration Agent" means the software application program that (i) is
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designed to operate in combination and integrate, seamlessly and easily, with the Software (ii) contains functionality authored or created by Developer or on Developer's behalf and not contained in the Software, and (iii) does not incorporate any part of the Software or otherwise constitute a Derivative Work of the Software
1.9     "Marks" means the trademark, service marks, trade name or logos provided
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by a Party to the other for use in connection with this Agreement.

1.10     "Materials" means all memoranda, reports, notes, records, drawings,
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manuals, disks, presentations, marketing materials, sales presentations, speeches, proposals, or other documents and media (including all drafts, copies, abstracts, extracts, and summaries thereof) of a Party.
1.11     "Specifications" means the technical specifications for the Software as
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set forth in the applicable Developer's Network Information.
1.12     "Software", solely for the purposes of this Agreement  means the
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Blackboard Transaction System(TM) software for both Unix and Windows, Blackboard
Building Blocks Manager(TM) software, and Supported Interfaces (and any documentation and help files included within such software), as well as any additional materials that Blackboard may, in its sole discretion, provide, such as corrections, updates and Upgrades. Blackboard shall have no obligation to provide such additional materials, and any such additional materials that it does provide shall be deemed "Software" under this Agreement.
1.13     "Supported Interfaces" means application programming interfaces
          --------------------
("API"), network protocols, data formats, database schemas, and file formats used in the Software as described in the Developer's Network Information.
1.14     "Taxes" shall mean any federal, state, municipal or other governmental
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taxes, fees, tariffs or duties, including income, franchise, excise, sales, use, gross receipts, value added, goods and property or similar tax, now or hereafter imposed on Developer or required to be collected by Developer in connection with the sales of Developer products and which Developer is obligated to collect or remit to any such taxing authority (but excluding taxes payable by Developer on its own net income).
1.15     "Upgrades" mean the object code versions of the Software that have been
          --------
customized, enhanced, or otherwise modified by or on behalf of Blackboard, acting in its sole discretion, to include additional functionality and that has been released with a version number that differs from that of the prior version in the number to the left of the decimal point (e.g., 3.0 vs. 2.0).

2     OBLIGATIONS
2.1     General. Developer shall use the Software to develop the Integration
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Agent(s), which can be distributed as a separate item and installed by a
Developer and is designed to improve Blackboard's Software or system or user experience.
2.2     Blackboard Obligations.
        ----------------------
        2.2.1 Blackboard shall provide Developer with access to the Developer's Network Information.


BLACKBOARD TRANSACTION SYSTEM(TM)
BUILDING BLOCKS DEVELOPER'S LICENSE AGREEMENT                             Page 1
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        2.2.2 Blackboard shall provide compatibility testing, either directly or on a subcontracted basis, for the Integration Agent upon completion of the Integration Agent and notification to Blackboard. Upon the Integration Agent's satisfaction of the compatibility testing criteria, Blackboard shall notify Developer (the "Compatibility
        Notice") and permit Developer to use the "Blackboard Enabled" mark in accordance with the usage guidelines in effect from time to time. If the Integration Agent materially fails to satisfy the compatibility testing criteria, Blackboard shall provide Developer with a report detailing the areas in which the Integration Agent failed, and
        Developer may not use the "Blackboard Enabled" Mark for any purpose. Developer shall correct the errors that resulted in the failure, resubmit the Integration Agent for compatibility testing, which shall follow the same procedures set forth above.
2.3     Developer Obligations
        ---------------------
        2.3.1 Developer agrees and represents that it shall develop the Integration Agent(s) to enable simple installation of the Integration Agent(s) and integration into the Software, as installed by a Developer, and to provide an added benefit to the Software, Blackboard's system or the end-user's experience.

        2.3.2 Developer shall provide customer support to Customers using and installing the Integration Agent. Developer shall be solely responsible for providing all end-user support for any Integration Agent.

        2.3.3. Developer shall provide to Blackboard access to Developer's development staff for questions and support of the Integration Agent(s).

        2.3.4 Prior to permitting a third party to resell, distribute or bundle the Integration Agent, Developer shall provide Blackboard a right of first refusal to resell, distribute and bundle the Integration Agent based upon mutually agreeable terms which shall be no worse than the most favorable terms granted to such third party.

3     LICENSES
3.1     Developers' Network Information Grant. Solely in connection with the
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Purpose of this Agreement as set forth in the preamble above, Blackboard hereby grants to Developer, and Developer hereby accepts from Blackboard, a limited, nonexclusive, nontransferable right and license to download, review and use the Developer's Network Information. Developer may use the Developer's Network Information solely in connection with its own internal development purposes in connection with the Purpose of this Agreement as set forth in the preamble above. Developer may copy the Developer's Network Information, or any portion thereof, in whole or in part only for the purposes set forth in preamble above.
3.2     Developer License Grant. Solely in connection with the Program,
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Developer hereby grants to Blackboard, and Blackboard hereby accepts from
Developer, a nonexclusive, worldwide, fully paid-up irrevocable and perpetual right and license to use the Integration Agent provided to Blackboard by Developer for the sole purpose of compatibility testing. No right is granted to distribute all or any portion of the Integration Agent. Blackboard may only make copies of the Integration Agent for its own internal purposes, but otherwise may not copy, duplicate or reproduce the Integration Agent in any manner.
3.3     No Other Rights Granted. Apart from the licenses expressly granted in
        -----------------------
Sections 3.1 and 3.2 , no license or other right are granted by either party to the other under this Agreement.
3.4     Nondisclosure and Nonuse.  Developer shall treat the Developer's Network
        ------------------------
Information as strictly confidential, and shall use the same care to prevent disclosure of such information as such Party uses with respect to its own confidential and proprietary information, which shall not be less than the care a reasonable person would use under similar circumstances.
3.5     Restrictions.  Developer shall not (a) modify, decompile, disassemble,
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decrypt, extract, or otherwise reverse engineer the Software or any part thereof, or grant any other person or entity the right to do so or take any action that would assist any other person or entity in doing so and will promptly notify Blackboard of any information that any other person or entity is or is attempting to copy, reverse engineer, disassemble, decompile, translate or modify the Software; (b) modify, insert, delete, replace, change, prepare derivative works of or otherwise alter any files in the Software; (c) loan, rent, lease, give, sublicense, distribute, transfer, publish, disclose, display, or otherwise make available the Software, in whole or in part, to any other person or entity except as expressly permitted herein; (d) use the Software in connection with the development of any products other than the Integration Agent(s) or (e) transmit the Software over a network or from one computer to another (other than on a limited basis within Developer's local area network), or upload the Software to electronic bulletin boards, web sites, or otherwise distribute them (or any portion), whether electronically, or on tangible media.

4     MARKETING
4.1     License for Marks.  Contingent upon the requirements set forth in this
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Section 4, each Party hereby grants to the other Party a limited, nonexclusive, royalty-free license to use such Party's Marks, provided that each Party: (a) does not create a unitary composite mark involving a Mark of the other Party without the prior written approval of such other Party and (b) displays symbols and notices clearly and sufficiently, indicating the trademark status and ownership of the other Party's Marks in accordance with applicable trademark law and practice. Developer's use of the Blackboard Marks shall be limited to the Blackboard Building Blocks(TM) logo and the Blackboard corporate logo, used in accordance with the Blackboard trademark style guide.
4.2     Press Releases. Any news release, public announcement, marketing
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materials, advertisement or publicity proposed to be released by either Party concerning the activities of either Party in connection with this Agreement, including the Integration Agent, will be subject to the written approval of the other Party prior to release. Any such publicity will give due credit to the contribution of each Party.
4.3     Marketing Costs. Any costs of promotion and marketing shall be borne
        ---------------
solely by the respective Party, and nothing in this Agreement shall be interpreted to require promotion of products or services through marketing media forms which either Party normally charges a fee to provide.
4.4     Marketing Materials. Each Party will submit to the other Party for its
        -------------------
prior written approval, which shall not be unreasonably withheld, any Materials to be used in connection with performing its obligations or rights under, or related to, this Agreement, including but not limited to business card, website or jewel case design, that incorporates any of the other Party's Marks. Any use of the phrase "Blackboard Enabled" shall be contingent upon becoming Blackboard Enabled and signing an agreement with Blackboard to use such phrase.
4.5     Quality Standards. Each Party agrees that the nature and quality of its
        -----------------
products and services supplied in connection with the other Party's Marks shall conform to quality standards communicated in writing by the other Party for use of its Marks. Each Party agrees to supply the other Party, upon request, with a reasonable number of samples of any Materials publicly disseminated by such Party which utilize the other Party's Marks. Each Party shall comply with all applicable laws, regulations and customs and obtain any required government approvals pertaining to use of the other Party's Marks.
4.6     Infringement Proceedings. Each Party agrees to promptly notify the other
        ------------------------
Party of any unauthorized use of the other Party's Marks of which it has actual knowledge. Each Party shall have the sole right and discretion to bring proceedings alleging infringement of its Marks or unfair competition related thereto; provided, however, that each Party agrees to provide the other Party, at such other Party's expense, with its reasonable cooperation and assistance with respect to any such infringement proceedings.


BLACKBOARD TRANSACTION SYSTEM(TM)
BUILDING BLOCKS DEVELOPER'S LICENSE AGREEMENT                             Page 2

5.     OWNERSHIP AND INTELLECTUAL PROPERTY RIGHTS
5.1     Ownership of Blackboard Intellectual Property. Except as specifically
        ---------------------------------------------
set forth in this Agreement, no title to or ownership of any portion of the Developer's Network Information or Software as well as any other products or services manufactured, sold and/or distributed or otherwise made available by Blackboard, or to any proprietary rights related to those products/services, is transferred pursuant to or by virtue of this Agreement and all rights and interest to the foregoing shall remain the sole and exclusive property and proprietary information of Blackboard.
5.2     Ownership Rights in Derivative Works. All Derivative Works of the
        ------------------------------------
Software (including but not limited to the Software as well as integrations and customizations of the Software developed by Blackboard or Developer) shall be owned exclusively by Blackboard. All Derivative Works shall be deemed to be "works made for hire." To the extent that title to the Derivative Works does not, by operation of law, vest in Blackboard or the Derivative Works are not considered "works made for hire," Developer hereby irrevocably assigns all right, title and interest therein to Blackboard. Blackboard, however, shall grant and hereby grants to Developer a nonexclusive, royalty-free, world-wide, license to use any such Derivative Works for the purposes set forth in this Agreement during the Initial Term and any subsequent Renewal Terms. In the event that Blackboard permits Developer in writing to use non-employees to perform the obligations of Developer under this Agreement, Developer shall take all necessary action to secure on behalf of Blackboard all rights to the Derivative Works from such non-employees.
5.3     Ownership Rights in Non-Derivative Works. To the extent that the
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Integration Agent does not contain or constitute Derivative Works of the
Software or other Blackboard intellectual property, the Integration Agent shall be owned exclusively by Developer.

6     TERM
6.1     Initial Term. The initial term of this Agreement will be one (1) year
        ------------
commencing on the Effective Date (the "Initial Term"). Unless either Party provides written notice to the other Party within thirty (30) days prior to the end of the Initial Term, the Agreement shall be automatically renewed on a year-to-year basis for successive terms of one (1) year (each, a "Renewal Term"). Thereafter, either Party may terminate this Agreement by providing written notice to the other Party no later than thirty (30) days prior to the end of such one (1) year term.
6.2     Termination. Either Party may, at its option, terminate this Agreement
        -----------
if a material default by the other Party is not cured or waived within thirty
(30) days after receipt of a written notice of the default. Notwithstanding the foregoing, Blackboard may terminate this Agreement immediately by written notice in the event of a breach of Sections 3, 4, or 7 herein. Either Party may terminate this Agreement immediately following written notice to the other Party if the other Party (a) ceases to do business in the normal course, (b) becomes or is declared insolvent or bankrupt, (c) is the subject of any proceeding related to its liquidation or insolvency (whether voluntary or involuntary), other than a reorganization under Chapter 11 of the Bankruptcy Code, which is not dismissed within ninety (90) calendar days, or (d) makes an assignment for the benefit of creditors
6.3     Rights and Obligations upon Termination. Termination of this Agreement
        ---------------------------------------
shall not relieve either Party of any obligation or liability accrued hereunder prior to or in connection with such termination, except as expressly provided herein. In the event that the Agreement is terminated for any reason, both Parties will have ninety (90) days from the date notice is given of the termination prior to termination becoming effective. Upon termination of this Agreement, and to the extent that Developer has received any physical copies of the Software, Developer shall deliver to Blackboard all copies of the Software for which licenses do not remain in force. Each Party shall also return any Confidential Information as well as any copies of marketing materials of the other Party it has in its possession. In addition, the Parties shall use commercially reasonable efforts to conclude existing projects in a manner that serves the best interests of Blackboard's Customers, at Blackboard's reasonable determination.

7     CONFIDENTIALITY
7.1     Nondisclosure and Nonuse. Each Party receiving Confidential Information
        ------------------------
(the "Receiving Party") from the disclosing Party (the "Disclosing Party"), including but not limited to, Materials containing Confidential Information shall (a) disclose such Confidential Information to only those directors, officers, employees and agents of such Party (i) whose duties justify their need to know such information and (ii) who have been clearly informed of their obligation to maintain the confidential, proprietary and/or trade secret status of such Confidential Information; and
(b) use such Confidential Information only for the purposes set forth in this Agreement. Each Receiving Party shall treat Confidential Information as strictly confidential, and shall use the same care to prevent disclosure of such information as such Party uses with respect to its own confidential and proprietary information, which shall not be less than the care a reasonable person would use under similar circumstances. Notwithstanding the foregoing, a Receiving Party may disclose Confidential Information to the extent necessary pursuant to applicable federal, state or local law, regulation, court order, or other legal process, provided that the Receiving Party has given the Disclosing Party prior written notice of such required disclosure and, to the extent reasonably possible, has given the Disclosing Party an opportunity to contest such required disclosure at the Disclosing Party's expense.
7.2     Notice. The Receiving Party will notify the disclosing Party immediately
        ------
in the event the Receiving Party learns of any unauthorized possession, use or knowledge of the Confidential Information and/or Materials containing Confidential Information and will cooperate with the Disclosing Party (at the Disclosing Party's cost and expense) in any litigation against any third persons necessary to protect the Disclosing Party's rights with respect to the Confidential Information and Materials.
7.3 Confidential Treatment of Agreement. Subject to Section 5.1, any news release, public announcement, advertisement or publicity proposed to be released by either Party concerning the activities of either Party in connection with this Agreement shall be subject to the good faith approval of the other Party prior to release, which approval shall not be unreasonably withheld. Any such publicity shall give due credit to the contribution of each Party. Except for such releases, neither Party shall disclose the terms of this Agreement to any third party; provided, however, that either Party may disclose the terms of this Agreement to its affiliates, their professional advisors, board of directors or advisory board members or to any potential investor or acquiror of a substantial part of such Party's business (whether by merger, sale of assets, sale of stock or otherwise) that is bound by a written agreement to keep such terms confidential, or as may be required by law.
7.4     Treatment of Confidential Information Upon Termination.  Immediately
        ------------------------------------------------------
upon termination, each Party shall turn over all Confidential Information of the other Party and all documents or media containing any such Confidential Information and any and all copies or extracts thereof to the other Party, or, if appropriate, attest to the destruction of such Confidential Information.

8     FEES AND PAYMENTS
8.1     Fees. Developer shall pay Blackboard the annual program fee per
        ----
interface set forth on Exhibit A on the Effective Date for the first year participation in the Program and pay the then applicable amount charged by Blackboard, in its sole discretion, on the anniversary of the Effective Date for each subsequent year that the Developer uses the Developers' Network Information to develop an Integration Agent or offers and/or supports the Integration Agent for use by Customers.
8.2     Payment. Blackboard or its subcontractor shall submit an invoice to
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Developer and Developer's payments shall be due and payable to the invoicing
Party within thirty (30) days after receipt of the invoice, to the payment
address listed on the invoice.   Developer will pay all fees in U.S. dollars,
unless otherwise specified on the applicable Blackboard-issued invoice.
8.3     Late Fees. Blackboard may charge interest on any overdue amounts at the
        ---------
rate of eighteen percent (18%) per annum or the maximum rate permitted by applicable law, whichever is less, from the date on which such amount became due until the date of payment, whether before or after judgment.


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BUILDING BLOCKS DEVELOPER'S LICENSE AGREEMENT                             Page 3

8.4     Taxes. To the extent not exempt under a valid tax exempt certificate, a
        -----
copy of which shall be provided to Blackboard, Developer shall pay any Taxes levied on the delivery of the Software in connection with Developer's sales. All payments due under this Agreement shall be made without any deduction or withholding, unless such deduction or withholding is required by any applicable law of any relevant governmental revenue authority then in effect. If Developer is required to deduct or withhold, Developer will promptly notify Blackboard of the requirement, pay the required amount to the relevant governmental authority, provide Blackboard with an official receipt or certified copy or other documentation acceptable to Blackboard evidencing payment, and pay to Blackboard, in addition to the payment to which Blackboard is otherwise entitled under this Agreement, such additional amount as is necessary to ensure that the net amount actually received by Blackboard equals the full amount Blackboard would have received had no such deduction or withholding been required.

9     WARRANTY
9.1     Blackboard Warranties.  Blackboard represents and warrants that (a) it
        ---------------------
has authorized the person who has signed this Agreement for Blackboard to execute and deliver this Agreement to Developer on behalf of Blackboard, (b) it and/or its suppliers and licensors possess all rights necessary to grant the rights herein, and (c) Blackboard will comply with all applicable local, national and international laws, regulations or other provisions in all material respects in performing its obligations under this Agreement.
9.2     Developer Warranties.  Developer represents and warrants (a) that it has
        --------------------
authorized the person who has signed this Agreement for Developer to execute and deliver this Agreement to Blackboard on behalf of Developer, (b) the Integration Agent shall be developed in a good and workmanlike manner and in compliance with the requirements of this Agreement, and (c) that it will comply with all applicable local, national and international laws, regulations or other provisions in all material respects in performing its obligations under this Agreement.

10     DISCLAIMERS AND REMEDIES. THE FOLLOWING PARAGRAPHS OF THIS SECTION 10 ARE
IMPORTANT LEGAL LANGUAGE. PLEASE READ THESE PARAGRAPHS CAREFULLY, AS THEY LIMIT BLACKBOARD'S LIABILITY TO DEVELOPER.

10.1     Disclaimer of Warranty.  EXCEPT AS EXPRESSLY AND SPECIFICALLY PROVIDED
         ----------------------
IN SECTION 9 ABOVE: (A) TO THE MAXIMUM EXTENT PERMITTED BY LAW, BLACKBOARD AND ITS LICENSORS AND SUPPLIERS DISCLAIM ALL OTHER REPRESENTATIONS OR WARRANTIES OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING, WITHOUT LIMITATION, ANY WARRANTIES OF SATISFACTORY QUALITY, FITNESS FOR A PARTICULAR PURPOSE, SYSTEM INTEGRATION AND/OR DATA ACCURACY, TOGETHER FOR THOSE DEVELOPERS DOWNLOADING THE SOFTWARE WITHIN THE UNITED STATES, ANY WARRANTIES OF NON-INFRINGEMENT, MERCHANTABILITY OR QUIET ENJOYMENT; (B) NEITHER BLACKBOARD NOR ITS LICENSORS WARRANT THAT THE FUNCTIONS OR INFORMATION CONTAINED IN THE SOFTWARE WILL MEET ANY REQUIREMENTS OR NEEDS DEVELOPER OR ITS CUSTOMERS MAY HAVE, OR THAT THE SOFTWARE WILL OPERATE ERROR FREE OR WITHOUT INTERRUPTION, OR THAT ANY DEFECTS OR ERRORS IN THE SOFTWARE WILL BE CORRECTED, OR THAT THE SOFTWARE IS COMPATIBLE WITH ANY PARTICULAR COMPUTER SYSTEM OR SOFTWARE; AND (C) BLACKBOARD AND ITS LICENSORS MAKE NO GUARANTEE OF ACCESS OR OF ACCURACY OF THE CONTENT CONTAINED IN OR ACCESSED THROUGH THE SOFTWARE.
10.2     Limitations of Liability. TO THE MAXIMUM EXTENT PERMITTED BY LAW, IN NO
         ------------------------
EVENT WILL BLACKBOARD OR ITS LICENSORS BE LIABLE TO DEVELOPER OR ITS CUSTOMERS FOR ANY OF THE FOLLOWING TYPES OF LOSS OR DAMAGE ARISING IN ANY WAY OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR THE SOFTWARE, WHETHER OR NOT BLACKBOARD WAS ADVISED IN ADVANCE OF THE POSSIBILITY OF SUCH LOSS OR DAMAGE: (A) ANY LOSS OF BUSINESS, CONTRACTS, PROFITS, ANTICIPATED SAVINGS, GOODWILL OR REVENUE; (B) ANY LOSS OR CORRUPTION OF DATA; OR (C) ANY INCIDENTAL INDIRECT OR CONSEQUENTIAL LOSSES OR DAMAGES WHATSOEVER (INCLUDING, WITHOUT LIMITATION, SPECIAL, PUNITIVE, OR EXEMPLARY DAMAGES). IN NO EVENT SHALL BLACKBOARD'S CUMULATIVE LIABILITY FOR ALL CLAIMS ARISING FROM OR RELATING TO THIS AGREEMENT, REGARDLESS OF THE NATURE OF THE CLAIM, EXCEED THE AMOUNT OF FEES PAID BY DEVELOPER UNDER THIS AGREEMENT FOR THE PARTICULAR SOFTWARE WITH RESPECT TO WHICH THE RELEVANT CLAIM AROSE DURING THE TWELVE (12)-MONTH PERIOD IMMEDIATELY PRIOR TO THE EVENT, ACT OR OMISSION GIVING RISE TO SUCH LIABILITY. THIS LIMITATION OF LIABILITY IS INTENDED TO APPLY WITHOUT REGARD TO WHETHER OTHER PROVISIONS OF THIS AGREEMENT HAVE BEEN BREACHED OR HAVE PROVEN INEFFECTIVE.
10.3 Liability Not Excluded. Nothing in this Section 10 excludes or limits the liability of Blackboard or its licensors or suppliers to the Developer for death or personal injury caused by the negligence of Blackboard, its licensors or suppliers or any other liability which cannot be excluded by law.
10.4 Essential Basis. The Parties acknowledge and agree that the disclaimers, exclusions and limitations of liability set forth in this Section 10 form an essential basis of this Agreement, and that, absent any such disclaimers, exclusions or limitations of liability, the terms of this Agreement, including, without limitation, the economic terms, would be substantially different.

11     INFRINGEMENT
11.1     Blackboard. Blackboard shall, at its own expense, defend or, at its
         ----------
option, settle any claim, suit or proceeding brought against Developer by a third party for infringement or misappropriation of any U.S. patent, copyright, trade secret or other proprietary right of any third party arising from the Software (a "Developer Claim") and shall pay any damages finally awarded or settlement amounts agreed upon to the extent based upon a Developer Claim; provided that Developer provides Blackboard with (a) prompt written notice of such Developer Claim, (b) control over the defense and settlement of such Developer Claim; and (c) proper and full information and assistance to settle or defend any such Developer Claim.
11.2     Exceptions. Blackboard shall have no liability to Developer under
         ----------
Section 10.1 or otherwise for any claim or action based upon (a) any use of the Software in a manner other than as specified by Blackboard; (b) any use of the Integration Agent; (c) or any combination of the Software by Developer with other products, equipment, devices, software, systems or data not supplied by Blackboard (including, without limitation, any software produced by Developer for use with the Software) to the extent such claim is directed against such combination; (d) any modifications or customization of the Software by any person other than Blackboard (collectively, a "Developer Matter").
11.3     Developer. Developer shall, at its own expense, defend or, at its
         ---------
option, settle any claim, suit or proceeding brought against Blackboard arising out of or based upon a Developer Matter (a "Blackboard Claim") and shall pay any damages finally awarded or settlement amounts agreed upon to the extent based upon a Blackboard Claim; provided that Blackboard provides Developer with (a) prompt written notice of such Blackboard Claim; (b) control over the defense and settlement of such Blackboard Claim; and (c) proper and full information and assistance to settle or defend any such Blackboard Claim.
11.4     Exclusive Remedy. THE FOREGOING PROVISIONS OF THIS SECTION 11 STATE THE
         ----------------
ENTIRE LIABILITY AND OBLIGATIONS OF EACH PARTY, AND THE EXCLUSIVE REMEDY OF EACH PARTY WITH RESPECT TO ACTUAL OR ALLEGED INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHT.


BLACKBOARD TRANSACTION SYSTEM(TM)
BUILDING BLOCKS DEVELOPER'S LICENSE AGREEMENT                             Page 4

12     MISCELLANEOUS
12.1     Relationship of the Parties. Each of the Parties hereto shall conduct
         ---------------------------
the work to be performed hereunder as an independent contractor and not as an agent or employee of the other Party. Subject to the terms and conditions of this Agreement, each Party shall choose the means to be employed and the manner of carrying out its obligations hereunder. Each Party shall have the sole responsibility for the supervision and payment of its personnel and, except as agreed in writing, all other costs and expense required to perform its obligations hereunder. This Agreement does not create a partnership, joint venture, or fiduciary relationship and the Parties to this Agreement do not have the right or authority to make any promise, guarantee, warranty, or representation, or to assume, create, or incur any liability or other obligation of any kind, express or implied, against or in the name of, or on behalf of, the other Party, without the other Party's prior written consent or approval.
12.2     Severability.  Should any term or provision of this Agreement be
         ------------
finally determined by a court of competent jurisdiction to be void, invalid, unenforceable or contrary to law or equity, the offending term or provision shall be modified and limited (or if strictly necessary, deleted) only to the extent required to conform to the requirements of law and the remainder of this Agreement (or, as the case may be, the application of such provisions to other circumstances) shall not be affected thereby but rather shall be enforced to the greatest extent permitted by law, and the parties shall use their best efforts to substitute for the offending provision new terms having similar economic effect.
12.3 Governing Law. This Agreement shall for all purposes be governed by and interpreted in accordance with the laws of the Commonwealth of Virginia as those laws are applied to contracts entered into and to be performed entirely in the Commonwealth of Virginia by Virginia residents and without reference to its conflicts of law provisions. The Parties hereby acknowledge and agree that the U.N. Convention on Contracts for the International Sale of Goods shall not apply to this Agreement.
12.4     Choice of Venue. Any legal suit, action or proceeding commenced by
         ---------------
Blackboard arising out of or relating to this Agreement shall be commenced in any federal or state court of or for Fairfax County in the Commonwealth of Virginia, and each Party hereto irrevocably submits to the non-exclusive jurisdiction and venue of any such court in any such suit, action or proceeding.
12.5     Modification and Waiver. Any modification, amendment, supplement, or
         -----------------------
other change to this Agreement or any Exhibit or Schedule hereto must be in writing and signed by a duly authorized representative of each of Blackboard and Developer. All waivers must be in writing. The failure of either Party to insist upon strict performance of any provision of this Agreement, or to exercise any right provided for herein, shall not be deemed to be a waiver of the future of such provision or right, and no waiver of any provision or right shall affect the right of the waiving Party to enforce any other provision or right herein.
12.6     Assignment. No right or obligation of Developer under this Agreement
         ----------
may be assigned, delegated or otherwise transferred, whether by agreement, operation of law or otherwise, without the express prior written consent of Blackboard, and any attempt to assign, delegate or otherwise transfer any of Developer rights or obligations hereunder, without such consent, shall be void. Blackboard may assign its rights and obligations hereunder without the consent of Developer. Subject to the provisions of this Section 12.6, this Agreement shall bind each Party and its permitted successors and assigns.
12.7     Remedies.  The Parties agree that any breach of this Agreement would
         --------
cause irreparable injury for which no adequate remedy at law exists; therefore, the parties agree that equitable remedies, including without limitation, injunctive relief and specific performance, are appropriate remedies to redress any breach or threatened breach of this Agreement, in addition to other remedies available to the parties. All rights and remedies hereunder shall be cumulative, may be exercised singularly or concurrently and shall not be deemed exclusive. If any legal action is brought to enforce any obligations hereunder, the prevailing Party shall be entitled to receive its legal fees, court costs and other collection expenses, in addition to any other relief it may receive.
12.8     Notices. Any notice or communication permitted or required hereunder
         -------
shall be in writing and shall be delivered in person or by courier, sent by facsimile, or mailed by certified or registered mail, postage prepaid, return receipt requested, and addressed as set forth above or to such other address as shall be given in accordance with this Section 12.8, and shall be effective upon receipt.
12.9     Force Majeure. Neither Blackboard nor Developer will be responsible for
         -------------
any failure to fulfill its obligations due to causes beyond its reasonable control, including without limitation, acts or omissions of government or military authority, acts of God, materials shortages, transportation delays, fires, floods, labor disturbances, riots, wars, or inability to obtain any export or import license or other approval of authorization of any government authority.

12.10     Further Assurances. Each of the Parties shall use its commercially
          ------------------
reasonable efforts to effectuate the transactions contemplated hereby.
[THE PARTIES ALSO AGREE TO DISCUSS, BUT ARE NOT BOUND HEREBY TO ENTER, FUTURE MARKETING OR RESALE ARRANGEMENTS RELATED TO THE INTEGRATION AGENT OR OTHER DEVELOPER SOFTWARE.]
12.11     Construction; Counterparts. The headings herein will not be considered
          --------------------------
a part of this Agreement. This Agreement may be executed in several counterparts, all of which will constitute a single agreement.
12.12     Entire Agreement.  This Agreement, including the Explanatory
          ----------------
Statement, the Schedule(s) and Exhibits constitute the entire, full and complete Agreement between the parties concerning the subject matter hereof, and they collectively supersede all prior agreements concerning the subject matter hereof.

BLACKBOARD INC.                __________________________________
Signature:________________     Signature:________________________
By:_______________________     By: ______________________________
Date:_____________________     Date: ____________________________


BLACKBOARD TRANSACTION SYSTEM(TM)
BUILDING BLOCKS DEVELOPER'S LICENSE AGREEMENT                             Page 5

            EXHIBIT A : DEVELOPER PROGRAM FEES / OPERATING SYSTEM(S)
            --------------------------------------------------------

OPERATING SYSTEM    ANNUAL MEMBER SHIP FEES (2003)  ADDITIONAL INTEGRATION AGENT MEMBERSHIP FEES
Windows  or  Unix   $7500 per year membership       $7500 per year per additional integration agent
                    (covers one integration agent)


BLACKBOARD TRANSACTION SYSTEM(TM)
BUILDING BLOCKS DEVELOPER'S LICENSE AGREEMENT                             Page 6